UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 23, 2007

OPTIMER PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33291	33-0830300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10110 Sorrento Valley Road, Suite C

San Diego, CA  92121
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 909-0736

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 23, 2007, Optimer Pharmaceuticals, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the purchasers identified on the signature pages thereto (the “Purchasers”), for the private placement of an aggregate of 4,600,000 newly issued shares of the Company’s common stock (the “Shares”) at a price of $7.80 per share (the “Private Placement”). The Private Placement is expected to close on or about October 29, 2007.

In connection with the Private Placement, the Company also entered into a Registration Rights Agreement, dated October 23, 2007, with the Purchasers (the “Registration Rights Agreement”) pursuant to which it has agreed to file, within 30 days of the closing of the Private Placement, a registration statement with the Securities and Exchange Commission (“SEC”) to register the Shares for resale, which registration statement is required to become effective within 90 days following the closing (or in the event the SEC reviews and has written comments to the registration statement or any document incorporated by reference therein, then within 120 days following the closing). The Company will be required to pay certain cash as liquidated damages if it does not meet its registration obligations under the Registration Rights Agreement.

The Securities Purchase Agreement and the Registration Rights Agreement are attached hereto as Exhibit 10.26 and 4.4, respectively, and incorporated herein by reference. The press release announcing the Private Placement is attached hereto as Exhibit 99.1 and incorporated herein by reference. The foregoing description of the Securities Purchase Agreement and Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement and Registration Rights Agreement attached hereto.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the unregistered sale of equity securities is incorporated by reference into this Item 3.02.

The aggregate offering price of the Shares to be sold in the Private Placement is approximately $35,880,000, of which approximately $2,152,800 will be paid to the placement agent for its service in connection with the Private Placement.

The sale of the Shares has not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Shares will be sold to accredited investors in reliance upon exemptions from registration under Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The Shares may not be offered or sold in the United States absent registration under or exemption from the Securities Act and any applicable state securities laws.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits:

Exhibit No.	Description

4.4	Registration Rights Agreement, dated October 23, 2007, by and among Optimer Pharmaceuticals, Inc. and the Purchasers listed on the signature pages thereto.

10.26	Securities Purchase Agreement, dated October 23, 2007, by and among Optimer Pharmaceuticals, Inc. and the Purchasers listed on the signature pages thereto.

99.1	Press Release, dated October 24, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMER PHARMACEUTICALS, INC.

Dated: October 29, 2007	By:	/s/ John D. Prunty
John D. Prunty Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)